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                                                                     Exhibit 4.3

                                  HOSPIRA, INC.

                          SUPPLEMENTAL INDENTURE NO. 1

                        $300,000,000 4.95% Notes due 2009
                        $400,000,000 5.90% Notes due 2014

     THIS SUPPLEMENTAL INDENTURE NO. 1, dated as of June 14, 2004 (the "Supplemental Indenture"), between HOSPIRA, INC., a Delaware corporation (the "Company"), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee").

                            RECITALS OF THE COMPANY:

     WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of June 14, 2004 (the "Indenture"), providing for the issuance from time to time of one or more series of Securities (as defined in the Indenture);

     WHEREAS, Article Nine of the Indenture provides for various matters with respect to any series of Securities issued under the Indenture to be established in an indenture supplemental to the Indenture;

     WHEREAS, Section 9.1(7) of the Indenture provides that the Company and the Trustee may enter into an indenture supplemental to the Indenture to establish the form or terms of Securities of any series as permitted by Sections 2.1 and
3.1 of the Indenture; and

     WHEREAS, all the conditions and requirements necessary to make this Supplemental Indenture, when duly executed and delivered, a valid and binding agreement in accordance with its terms and for the purposes herein expressed, have been performed and fulfilled.

     NOW THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

     For and in consideration of the premises and the issuance of the series of Securities provided for herein, the Company and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders of the Securities of each such series as follows:

                                   ARTICLE ONE

            RELATION TO INDENTURE; DEFINITIONS; RULES OF CONSTRUCTION

     SECTION 1.1 RELATION TO INDENTURE. This Supplemental Indenture constitutes an integral part of the Indenture.

     SECTION 1.2 DEFINITIONS. For all purposes of this Supplemental Indenture, the following terms shall have the respective meanings set forth in this Section.

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          "2009 Notes" means the $300,000,000 4.95% Notes due 2009.

          "2014 Notes" means the $400,000,000 5.90% Notes due 2014.

          "Applicable Procedures" means, with respect to any transfer or transaction involving a Regulation S Global Note or beneficial interest therein, the rules and procedures of the Depositary for such Global Note, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

          "Clearstream" means Clearstream Banking, societe anonyme, Luxembourg.

          "Definitive Note" means a certificated Initial Note or Exchange Note (bearing the Restricted Notes Legend if the transfer of such Note is restricted by applicable law) that does not include the Global Notes Legend.

          "Depositary" means The Depository Trust Company, its nominees and their respective successors.

          "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear System.

          "Exchange Notes" means the Notes of the Company issued in exchange for Initial Notes pursuant to the Indenture and this Supplemental Indenture in connection with the Registered Exchange Offer.

          "Global Notes Legend" means the legend set forth in Exhibits A1 and A2 to this Supplemental Indenture.

          "IAI" means an institutional "accredited investor" as described in Regulation D.

          "IAI Notes" means all Notes held by an IAI.

          "Initial Purchasers" means Morgan Stanley & Co. Incorporated, ABN AMRO Incorporated and Citigroup Global Markets Inc. and the other initial purchasers listed on Schedule I to the Purchase Agreement.

          "Initial Notes" means the IAI Notes, the Rule 144A Notes and the Regulation S Notes.

          "Notes" means the 2009 Notes and the 2014 Notes.

          "Notes Custodian" means the custodian with respect to a Global Note (as appointed by the Depositary) or any successor person thereto, who will initially be the Trustee.

          "Participant" means members of, or participants in, the Depositary.

          "Purchase Agreement" means the Purchase Agreement dated June 7, 2004, among the Company and the Initial Purchasers.

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          "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

          "Registered Exchange Offer" means the offer by the Company, pursuant to the Registration Agreement, to certain Holders of Initial Notes, to issue and deliver to such Holders, in exchange for their Initial Notes, a like aggregate principal amount of Exchange Notes registered under the Securities Act.

          "Registration Agreement" means the Registration Rights Agreement dated June 14, 2004, among the Company and the Initial Purchasers.

          "Regulation D" means Rule 501(a)(1), (2), (3) and 7 under the Securities Act.

          "Regulation S" means Regulation S under the Securities Act.

          "Regulation S Notes" means all Notes offered and sold outside the United States in reliance on Regulation S.

          "Restricted Period" with respect to any Notes means the period of 40 consecutive days beginning on and including the later of (i) the day on which such Notes are first offered to persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S and (ii) the Original Issue Date with respect to such Notes.

          "Restricted Notes Legend" means the legend set forth in Section 2.4(e)(i) herein.

          "Rule 144A" means Rule 144A under the Securities Act.

          "Rule 144A Notes" means all Notes offered and sold to QIBs in reliance on Rule 144A.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Shelf Registration Statement" means a registration statement filed by the Company in connection with the offer and sale of the Initial Notes pursuant to Section 2(b) of the Registration Agreement.

          "Transfer Restricted Notes" means Definitive Notes and any other Notes that bear or are required to bear the Restricted Notes Legend.

     SECTION 1.3 AMENDMENT TO SECTION 5.1 OF THE INDENTURE. For the sole benefit of the Holders of the Notes, Section 5.1 of the Indenture shall be amended by adding the following subsection (8) as an Event of Default:

     (8) the failure to pay when due (subject to any applicable grace period) the Principal of, or acceleration of, any indebtedness for money borrowed by the Company or by any Domestic Subsidiary having an aggregate principal amount of at least $25.0 million, if in the case of any such failure, such indebtedness has not been discharged or, in the case of any such acceleration, such acceleration has not

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     been rescinded or annulled, in each case within 10 days after written notice has been given by the Trustee, or the Holders of at least 25% in aggregate principal amount of the outstanding Notes of that series.

     SECTION 1.4  RULES OF CONSTRUCTION.  For all purposes of this Supplemental
Indenture:

          (a) capitalized terms used herein without definition shall have the meanings specified in the Indenture;

          (b) all references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture;

          (c) the terms "herein," "hereof," "hereunder" and other words of similar import refer to this Supplemental Indenture; and

          (d) in the event of a conflict with the definition of terms in the Indenture, the definitions in this Supplemental Indenture shall control.

                                   ARTICLE TWO

                                 THE SECURITIES

     SECTION 2.1 TITLE OF THE NOTES. There shall be (i) a Series of securities designated the 4.95% Notes due 2009 and (ii) a Series of securities designated the 5.90% Notes due 2014.

     SECTION 2.2 LIMITATION ON AGGREGATE PRINCIPAL AMOUNT. The 4.95% Notes due 2009 will be initially issued in an aggregate principal amount of $300,000,000 and the 5.90% Notes due 2014 will be initially issued in an aggregate principal amount of $400,000,000 .

     SECTION 2.3  FORM AND DATING.

     (a) GENERAL. The 2009 Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A1 hereto. The 2014 Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A2 hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. The Notes shall be in denominations of $1,000 and integral multiples thereof. Notes sold to IAIs shall be in a minimum principal amount of $250,000.

     The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Supplemental Indenture, and the Company and the Trustee, by their execution and delivery of this Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Supplemental Indenture, the provisions of this Supplemental Indenture shall govern and be controlling.

     The Initial Notes issued on the date hereof will be (i) offered and sold by the Company pursuant to the Purchase Agreement and (ii) resold initially only to
(A) IAIs in accordance with

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Regulation D, (B) QIBs in reliance on Rule 144A and (C) Persons other than U.S.
Persons (as defined in Regulation S) in reliance on Regulation S. Such Initial Notes may thereafter be transferred to, among others, QIBs and purchasers in reliance on Regulation S and, except as set forth below, IAIs in accordance with Regulation D.

     The Company hereby designates The Depository Trust Company as the initial Depositary for the Global Notes.

     (b) GLOBAL NOTES. The Rule 144A Notes shall be issued initially in the form of one or more notes in registered, global form (collectively, the "Rule 144A Global Note") and the Regulation S Notes shall be issued initially in the form of one or more temporary notes in registered, global form (collectively, the "Regulation S Global Note"), in each case without interest coupons and bearing the Global Notes Legend and Restricted Notes Legend, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Notes Custodian, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as provided in the Indenture. One or more global securities in definitive, fully registered form without interest coupons and bearing the Global Notes Legend and the Restricted Notes Legend (collectively, the "IAI Global Note") shall also be issued on the date of this Supplemental Indenture, deposited with the Notes Custodian, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as provided in this Supplemental Indenture to accommodate transfers of beneficial interests in the Notes to IAIs subsequent to the initial distribution. Beneficial ownership interests in the Regulation S Global Note shall not be exchangeable for interests in the Rule 144A Global Note, the IAI Global Note or any other Note without a Restricted Notes Legend until the expiration of the Restricted Period. The Rule 144A Global Note, the Regulation S Global Note and the IAI Global Note are each referred to herein as a "Global Note" and are collectively referred to herein as "Global Notes." The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

     (c) BOOK-ENTRY PROVISIONS. This Section 2.3(c) shall apply only to a Global Note deposited with or on behalf of the Depositary. The Company shall execute and the Trustee shall, in accordance with this Section 2.3(c) and pursuant to an order of the Company, authenticate and deliver initially one or more Global Notes that (a) shall be registered in the name of the Depositary for such Global Note or Global Notes or the nominee of such Depositary and (b) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions or held by the Trustee as Notes Custodian.

     Participants shall have no rights under the Indenture with respect to any Global Note held on their behalf by the Depositary or by the Trustee as Notes Custodian or under such Global Note, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its

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Participants, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Note.

     (d) DEFINITIVE NOTES. Except as provided in Section 2.5, owners of beneficial interests in Global Notes will not be entitled to receive physical delivery of certificated Notes.

     SECTION 2.4  TRANSFER AND EXCHANGE.

     (a) TRANSFER AND EXCHANGE OF DEFINITIVE NOTES. When Definitive Notes are presented to the Registrar with a request:

          (i)     to register the transfer of such Definitive Notes; or

          (ii) to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Notes surrendered for transfer or exchange:

                  (A) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

                  (B) are accompanied by the following additional information and documents, as applicable:

                       (x) if such Definitive Notes are being delivered to the
                  Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth on the reverse side of the Initial Note); or

                       (y) if such Definitive Notes are being transferred to the
                  Company, a certification to that effect (in the form set forth on the reverse side of the Initial Note); or

                  (C) if such Definitive Notes are being transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or in reliance upon another exemption from the registration requirements of the Securities Act, (i) a certification to that effect (in the form set forth on the reverse side of the Initial Note) and (ii) if the Company so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in
          Section 2.4(e)(i).

     (b) RESTRICTIONS ON TRANSFER OF A DEFINITIVE NOTE FOR A BENEFICIAL INTEREST IN A GLOBAL NOTE. A Definitive Note may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, together with:

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          (i)     certification (in the form set forth on the reverse side of the Initial Note) that such Definitive Note is being transferred (A) to a QIB in accordance with Rule 144A, (B) to an IAI that has furnished to the Trustee a signed letter substantially in the form of Exhibit B hereto and, at the request of the Company, delivers an opinion of counsel reasonably acceptable to the Company stating that the proposed transfer is being made pursuant to an exemption from, or in a transacting not subject to, the registration requirements of the Securities Act or (C) outside the United States in an offshore transaction within the meaning of Regulation S and in compliance with Rule 904 under the Securities Act; and

          (ii) written instructions directing the Trustee to make, or to direct the Notes Custodian to make, an adjustment on its books and records with respect to such Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such Definitive Note and cause, or direct the Notes Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Notes Custodian, the aggregate principal amount of Notes represented by the Global Note to be increased by the aggregate principal amount of the Definitive Note to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the principal amount of the Definitive Note so canceled. If no Global Notes are then outstanding and the Global Note has not been previously exchanged for certificated securities pursuant to Section 2.5, the Company shall issue and the Trustee shall authenticate, upon receipt of a Company Order, a new Global Note in the appropriate principal amount.

     (c)  TRANSFER AND EXCHANGE OF GLOBAL NOTES.

          (i) The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depositary, in accordance with this Supplemental Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Note shall deliver a written order given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in such Global Note or another Global Note and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Note and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Note being transferred. Transfers by an owner of a beneficial interest in an IAI Global Note or a Rule 144A Global Note to a transferee who takes delivery of such interest through a Regulation S Global Note, whether before or after the expiration of the Restricted Period, shall be made only upon receipt by the Trustee of a certification from the transferor to the effect that such transfer is being made in accordance with 903 or 904 of Regulation S or (if available) Rule 144 under the Securities Act and that, if such transfer is being made prior to the expiration of the Restricted Period, the interest transferred shall be held immediately thereafter through Euroclear or Clearstream. Transfers by an owner of a beneficial interest in a Rule 144A Global Note may be made to a transferee who takes delivery of such interest through an

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     IAI Global Note only if the transferee delivers to the Trustee a signed letter substantially in the form attached hereto as Exhibit B and, at the request of the Company, delivers an opinion of counsel reasonably acceptable to the Company stating that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

          (ii) If the proposed transfer is a transfer of a beneficial interest in one Global Note to a beneficial interest in another Global Note, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Note to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of Global Note from which such interest is being transferred.

          (iii) Notwithstanding any other provisions of this Supplemental Indenture (other than the provisions set forth in Section 2.5), a Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

          (iv) In the event that a Global Note is exchanged for Definitive Notes pursuant to Section 2.5 prior to the consummation of the Registered Exchange Offer or the effectiveness of the Shelf Registration Statement with respect to such Notes, such Notes may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.4 (including the certification requirements set forth on the reverse of the Initial Notes intended to ensure that such transfers comply with Rule 144, Rule 144A, Regulation S or such other applicable exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

     (d)  RESTRICTIONS ON TRANSFER OF REGULATION S GLOBAL NOTE.

          (i) Prior to the expiration of the Restricted Period, interests in a Regulation S Global Note may only be held through Euroclear or Clearstream. During the Restricted Period, beneficial ownership interests in a Regulation S Global Note may only be sold, pledged or transferred through Euroclear or Clearstream in accordance with the Applicable Procedures and only (A) to the Company, (B) so long as such security is eligible for resale pursuant to Regulation D or Rule 144A, to a person whom the selling holder reasonably believes is an institutional accredited investor or a QIB that purchases for its own account or for the account of an institutional accredited investor or a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Regulation D or Rule 144A, (C) in an offshore transaction in accordance with Regulation S,
     (D) pursuant to an exemption from registration under the Securities Act provided by Regulation D or Rule 144 (if applicable) under the Securities Act, (E) to an IAI purchasing for its own account, or for the account of such an IAI, in a minimum principal amount of Notes of $250,000 or (F) pursuant to an effective registration statement under

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     the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States. Prior to the expiration of the Restricted Period, transfers by an owner of a beneficial interest in a Regulation S Global Note to a transferee who takes delivery of such interest through an IAI Global Note or Rule 144A Global Note shall be made only in accordance with the Applicable Procedures, pursuant to Rule 144 or 144A of the Securities Act and upon receipt by the Trustee of a written certification from the transferor of the beneficial interest in the form provided on the reverse of the Initial Note to the effect that such transfer is being made (i) to a person whom the transferor reasonably believes is an institutional accredited investor or a QIB within the meaning of Regulation D or Rule 144A, respectively in a transaction meeting the requirements of Regulation D or 144A or (ii) an IAI purchasing for its own account, or for the account of such an IAI, in a minimum principal amount of the Notes of $250,000. Such written certification shall no longer be required after the expiration of the Restricted Period. In the case of a transfer of a beneficial interest in a Regulation S Global Note for an interest in a Rule 144A Global Note or an IAI Global Note, the transferee must furnish a signed letter substantially in the form of Exhibit B hereto and, at the request of the Company, deliver an opinion of counsel reasonably acceptable to the Company stating that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

          (ii) Upon the expiration of the Restricted Period, beneficial ownership interests in a Regulation S Global Note shall be transferable in accordance with applicable law and the other terms of the Indenture.

     (e)  LEGENDS FOR NOTES.

          (i)     Except as permitted by the following paragraphs (ii), (iii),
     (iv) or (vi), each Note certificate evidencing the Global Notes and the Definitive Notes (and all Notes issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only):

          THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR"), OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(k) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS NOTE,

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          RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE ISSUER
          THEREOF OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND, IF REQUESTED BY THE ISSUER, AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER THEREOF TO THE EFFECT THAT THE TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(k) UNDER THE SECURITIES ACT AFTER THE ORIGINAL ISSUANCE OF THE NOTES, THE HOLDER MUST TRANSFER AND SUBMIT THIS NOTE TO THE TRUSTEE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS PROVISIONS REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

     Each Note evidencing a Global Note offered and sold to QIBs pursuant to Rule 144A shall bear a legend in substantially the following form:

          EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
          SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

     Each Definitive Note shall bear the following additional legend:

          IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY

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          REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE
          FOREGOING RESTRICTIONS.

          (ii) Upon any sale or transfer of a Transfer Restricted Note that is a Definitive Note, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Note for a Definitive Note that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Note if the Holder certifies in writing to the Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Initial Note).

          (iii) After a transfer of any Initial Notes during the period of the effectiveness of a Shelf Registration Statement with respect to such Initial Notes, as the case may be, all requirements pertaining to the Restricted Notes Legend on such Initial Notes shall cease to apply and the requirements that any such Initial Notes be issued in global form shall continue to apply.

          (iv) Upon the consummation of a Registered Exchange Offer with respect to the Initial Notes pursuant to which Holders of such Initial Notes are offered Exchange Notes in exchange for their Initial Notes, all requirements pertaining to Initial Notes that Initial Notes be issued in global form shall continue to apply, and Exchange Notes in global form without the Restricted Notes Legend shall be available to Holders that exchange such Initial Notes in such Registered Exchange Offer.

          (v) Upon a sale or transfer after the expiration of the Restricted Period of any Initial Note acquired pursuant to Regulation S, all requirements that such Initial Note bear the Restricted Notes Legend shall cease to apply and the requirements requiring any such Initial Note be issued in global form shall continue to apply.

     (f) CANCELLATION OR ADJUSTMENT OF GLOBAL NOTE. At such time as all beneficial interests in a Global Note have either been exchanged for Definitive Notes, transferred, redeemed, repurchased or canceled, such Global Note shall be returned by the Depositary to the Trustee for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for Definitive Notes, transferred in exchange for an interest in another Global Note, redeemed, repurchased or canceled, the principal amount of Notes represented by such Global Note shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Notes Custodian for such Global Note) with respect to such Global Note, by the Trustee or the Notes Custodian, to reflect such reduction.

     (g)  OBLIGATIONS WITH RESPECT TO TRANSFERS AND EXCHANGES OF NOTES.

          (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate, Definitive Notes and Global Notes at the Registrar's request.

          (ii) No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith

     (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 9.6 or 11.6 of the Indenture).

          (iii) Prior to the due presentation for registration of transfer of any Note, the Company, the Trustee, the Paying Agent or the Registrar may deem and treat the person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Company, the Trustee, the Paying Agent or the Registrar shall be affected by notice to the contrary.

          (iv) The Company shall not be required to make and the Registrar need not register transfers or exchanges of Notes selected for redemption (except, in the case of Notes to be redeemed in part, the portion thereof not to be redeemed) or any Notes for a period of 15 days before the mailing of a notice of redemption of Notes to be redeemed.

          (v) All Notes issued upon any transfer or exchange pursuant to the terms of this Supplemental Indenture shall evidence the same Debt and shall be entitled to the same benefits under the Indenture as the Notes surrendered upon such transfer or exchange.

     (h)  NO OBLIGATION OF THE TRUSTEE.

          (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Note, a member of, or a participant in the Depositary or any other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Notes. All notices and communications to be given to the Holders and all payments to be made to Holders under the Notes shall be given or made only to the registered Holders (which shall be the Depositary or its nominee in the case of a Global Note). The rights of beneficial owners in any Global Note shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

          (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depositary participants, members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

     SECTION 2.5  DEFINITIVE NOTES.

     (a) A Global Note deposited with the Depositary or with the Trustee as Notes Custodian pursuant to Section 2.3 shall be transferred to the beneficial owners thereof in the form of Definitive Notes in an aggregate principal amount equal to the principal amount of such Global Note, in exchange for such Global Note, only if such transfer complies with Section 2.4 and (i) the Company notifies the Trustee that the Depositary, Euroclear or Clearstream is no longer willing or able to act as a depositary or clearing system for the Notes or the Depositary or the Depositary ceases to be a "clearing agency" registered under the Exchange Act, and a successor depositary or clearing system is not appointed by the Company within 90 days of such notice or cessation, (ii) the Company, in its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of Definitive Notes under the Indenture, or (iii) upon the occurrence and continuation of an Event of Default.

     (b) Any Global Note that is transferable to the beneficial owners thereof pursuant to this Section 2.5 shall be surrendered by the Depositary to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Note, an equal aggregate principal amount of Definitive Notes of authorized denominations. Any portion of a Global Note transferred pursuant to this Section 2.5 shall be executed, authenticated and delivered only in denominations of $1,000 of principal amount and any integral multiple thereof and registered in such names as the Depositary shall direct. Any certificated Initial Note in the form of a Definitive Note delivered in exchange for an interest in the Global Note shall, except as otherwise provided by Section 2.4, bear the Restricted Notes Legend.

     (c) The registered Holder of a Global Note may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which a Holder is entitled to take under the Indenture or the Notes.

     (d)  In the event of the occurrence of any of the events specified in
Section 2.5(a)(i), (ii) or (iii), the Company will promptly make available to the Trustee a reasonable supply of Definitive Notes in fully registered form without interest coupons.

                                  ARTICLE THREE

                            MISCELLANEOUS PROVISIONS

     SECTION 3.1 RATIFICATION. The Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

     SECTION 3.2 COUNTERPARTS. This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed an original, and all such counterparts shall together constitute but one and the same instrument.

     SECTION 3.3 GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE AND EACH SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CHOICE OF LAW PRINCIPLES THEREOF.

                            [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 1 to be duly executed as of the day and year first above written.

                                  HOSPIRA, INC.


                                  By: /s/ Terrence C. Kearney
                                      ----------------------------------------
                                      Name:  Terrence C. Kearney
                                      Title: Senior Vice President, Finance
                                             and Chief Financial Officer


                                  LASALLE BANK NATIONAL
                                      ASSOCIATION,
                                      as Trustee


                                  By: /s/ Wayne Evans
                                      ----------------------------------------
                                      Name:  Wayne Evans
                                      Title: First Vice President

                    EXHIBIT A1 - FORM OF 4.95% NOTE DUE 2009

 [INSERT APPROPRIATE LEGEND(S), PURSUANT TO SECTION 2.5(e)(i) OF SUPPLEMENTAL
                                   INDENTURE]

                                  HOSPIRA, INC.

                               4.95% NOTE DUE 2009

NO.                                                                            $
CUSIP NO.


     This Security is a Security in a global form within the meaning of the Indenture and Supplemental Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This global Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances.

     Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

                                  HOSPIRA, INC.

     HOSPIRA, INC., a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor Person under the Indenture and Supplemental Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum of
Million Dollars ($     ) on June 15, 2009 and to pay interest thereon from June
15, 2004 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 in each year, commencing December 15, 2004, at the rate of 4.95% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in Chicago, Illinois, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:     , 2004


                                           HOSPIRA, INC.


                                             By:
                                                 -------------------------------
                                             Name:
                                             Title:


Attest:

------------------


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities designated therein referred to in the within-mentioned Indenture.

                                           LASALLE BANK NATIONAL
                                             ASSOCIATION,
                                             as Trustee


                                           By
                                              ----------------------------------
                                             Name:  Wayne Evans
                                             Title: First Vice President

                          [FORM OF REVERSE OF SECURITY]

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of June 14 , 2004 (herein called the "Indenture") and Supplemental Indenture No. 1, dated as of June 14, 2004 (herein called the "Supplemental Indenture"), both between the Company and LaSalle Bank National Association, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and Supplemental Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $300,000,000.

     The Securities of this series may be redeemed at any time at the Company's option, in whole or from time to time in part, at a redemption price equal to the sum of (1) the principal amount of any Securities of this series being redeemed plus accrued interest to the redemption date and (2) the Make-Whole Amount (as defined below), if any.

     If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the redemption date, such Securities will cease to bear interest on the date fixed for redemption. Thereafter, the only right of the Holders of such Securities will be to receive payment of the redemption price.

     The Company will give notice of any optional redemption to Holders at their addresses, as shown in the Security Register for such Securities, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Securities of this series held by such Holder to be redeemed.

     The Company will notify the Trustee at least 45 days prior to giving notice of redemption (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of the Securities of this series to be redeemed and their redemption date. If less than all of the Securities of this series are to be redeemed, the Trustee shall select which Securities are to be redeemed in a manner it deems to be fair and appropriate.

     "Make-Whole Amount" means the excess of (1) the aggregate present value, on the redemption date, of the principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption or accelerated payment) that would have been payable if such redemption or accelerated payment had not been made, over (2) the aggregate principal amount of the Securities of this series being redeemed or paid. Net present value shall be determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (as defined below and as determined on the third business day preceding the date such notice of redemption is given or declaration of acceleration is made) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made.

     "Reinvestment Rate" means 0.15% plus the arithmetic mean of the yields under the respective heading "Week Ending" published in the most recent Statistical Release (as defined below) under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purpose of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

     "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Company.

     The Securities of this series do not provide for a sinking fund.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture or Supplemental Indenture and no provision of this Security or of the Indenture or Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and Supplemental Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture and Supplemental Indenture shall have the meanings assigned to them in the Indenture and Supplemental Indenture.

     This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. This Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

                                    *  *  *

                    CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                    OR REGISTRATION OF TRANSFER OF SECURITIES

     This Certificate relates to $_____________ principal amount of Securities held in (check applicable space) ___ book-entry or ___ definitive form by _________________________ (the "Transferor").

The Transferor (check one box below):

     has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Security held by the Depositary a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

     has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

     In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act of 1933, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

     (1)   / /    to the Company; or

     (2)   / /    pursuant to an effective registration statement under the
                  Securities Act of 1933; or

     (3)   / /    inside the United States to a "qualified institutional buyer"
                  (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

     (4)   / /    outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

     (5)   / /    to an institutional "accredited investor" (as defined in Rule
                  501(a)(1), (2), (3) or (7) under the Securities Act of 1933) that has furnished to the Trustee a signed letter containing certain representations and agreements; or

     (6)   / /    pursuant to another available exemption from registration
                  provided by Rule 144 under the Securities Act of 1933.

     Prior to the expiration of the period referred to in Rule 144(k), unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4), (5) or (6) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information satisfactory to the Company and the Trustee to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.


                                           ------------------------------
                                           [INSERT NAME OF TRANSFEROR]


Dated:
      -------------
       By:-------------------------------

                              SCHEDULE OF EXCHANGES

     The following exchanges of a part of this Book-Entry Security have been made:

                                           Amount of increase in    Principal Amount of this         Signature of
               Amount of decrease in        Principal Amount of        Book-Entry Security       authorized signatory
 Date of        Principal Amount of           this Book-Entry        following such decrease         of Trustee or
Exchange     this Book-Entry Security            Security                (or increase)            Security Custodian


                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:
I or we assign and transfer this Security to

______________________________________________________________________
          (Print or type assignee's name, address and zip code)

______________________________________________________________________
               (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint _____________________________________agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:                        Your Signature:
     -----------------------                -------------------------------

______________________________________________________________________________

     Sign exactly as your name appears on the other side of this Security.

                    EXHIBIT A2 - FORM OF 5.90% NOTE DUE 2014

 [INSERT APPROPRIATE LEGEND(S), PURSUANT TO SECTION 2.5(e)(i) OF SUPPLEMENTAL
                                   INDENTURE]

                                  HOSPIRA, INC.

                               5.90% NOTE DUE 2014

NO.                                                                            $
CUSIP NO.


     This Security is a Security in a global form within the meaning of the Indenture and Supplemental Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This global Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances.

     Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

                                  HOSPIRA, INC.

     HOSPIRA, INC., a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor Person under the Indenture and Supplemental Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum of
Million Dollars ($      ) on June 15 , 2014 and to pay interest thereon from
June 15, 2004 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 in each year, commencing December 15, 2004, at the rate of 5.90% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in Chicago, Illinois, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:     , 2004


                                            HOSPIRA, INC.


                                              By:
                                                 -------------------------------
                                              Name:
                                              Title:


Attest:

--------------------


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities designated therein referred to in the within-mentioned Indenture.

                                            LASALLE BANK NATIONAL
                                              ASSOCIATION,
                                              as Trustee


                                            By
                                               ---------------------------------
                                               Name:  Wayne Evans
                                               Title: First Vice President

                          [FORM OF REVERSE OF SECURITY]

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of June 14, 2004 (herein called the "Indenture") and Supplemental Indenture No. 1, dated as of June 14, 2004 (herein called the "Supplemental Indenture"), both between the Company and LaSalle Bank National Association, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and Supplemental Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $400,000,000.

     The Securities of this series may be redeemed at any time at the Company's option, in whole or from time to time in part, at a redemption price equal to the sum of (1) the principal amount of any Securities of this series being redeemed plus accrued interest to the redemption date and (2) the Make-Whole Amount (as defined below), if any.

     If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the redemption date, such Securities will cease to bear interest on the date fixed for redemption. Thereafter, the only right of the Holders of such Securities will be to receive payment of the redemption price.

     The Company will give notice of any optional redemption to Holders at their addresses, as shown in the Security Register for such Securities, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Securities of this series held by such Holder to be redeemed.

     The Company will notify the Trustee at least 45 days prior to giving notice of redemption (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of the Securities of this series to be redeemed and their redemption date. If less than all of the Securities of this series are to be redeemed, the Trustee shall select which Securities are to be redeemed in a manner it deems to be fair and appropriate.

     "Make-Whole Amount" means the excess of (1) the aggregate present value, on the redemption date, of the principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption or accelerated payment) that would have been payable if such redemption or accelerated payment had not been made, over (2) the aggregate principal amount of the Securities of this series being redeemed or paid. Net present value shall be determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (as defined below and as determined on the third business day preceding the date such notice of redemption is given or declaration of acceleration is made) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made.

     "Reinvestment Rate" means 0.20% plus the arithmetic mean of the yields under the respective heading "Week Ending" published in the most recent Statistical Release (as defined below) under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purpose of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

     "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Company.

     The Securities of this series do not provide for a sinking fund.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture or Supplemental Indenture and no provision of this Security or of the Indenture or Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and Supplemental Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture and Supplemental Indenture shall have the meanings assigned to them in the Indenture and Supplemental Indenture.

     This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. This Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

                                    *  *  *

                    CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                    OR REGISTRATION OF TRANSFER OF SECURITIES

     This Certificate relates to $_____________ principal amount of Securities held in (check applicable space) ___ book-entry or ___ definitive form by _________________________ (the "Transferor").

The Transferor (check one box below):

     has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Security held by the Depositary a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

     has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

     In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act of 1933, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

     (1)   / /    to the Company; or

     (2)   / /    pursuant to an effective registration statement under the
                  Securities Act of 1933; or

     (3)   / /    inside the United States to a "qualified institutional buyer"
                  (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

     (4)   / /    outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

     (5)   / /    to an institutional "accredited investor" (as defined in Rule
                  501(a)(1), (2), (3) or (7) under the Securities Act of 1933) that has furnished to the Trustee a signed letter containing certain representations and agreements; or

     (6)   / /    pursuant to another available exemption from registration
                  provided by Rule 144 under the Securities Act of 1933.

     Prior to the expiration of the period referred to in Rule 144(k), unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4), (5) or (6) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information satisfactory to the Company and the Trustee to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.


                                           ------------------------------
                                           [INSERT NAME OF TRANSFEROR]


Dated:
       --------------
       By:
           ------------------------

                              SCHEDULE OF EXCHANGES

     The following exchanges of a part of this Book-Entry Security have been made:

                                           Amount of increase in    Principal Amount of this         Signature of
               Amount of decrease in        Principal Amount of        Book-Entry Security       authorized signatory
 Date of        Principal Amount of           this Book-Entry        following such decrease         of Trustee or
Exchange     this Book-Entry Security            Security                (or increase)            Security Custodian


                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:
I or we assign and transfer this Security to

_________________________________________________________________________
          (Print or type assignee's name, address and zip code)

_________________________________________________________________________
               (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint _____________________________________agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:                        Your Signature:
      ----------------------                --------------------------------

______________________________________________________________________________
     Sign exactly as your name appears on the other side of this Security.

                                    EXHIBIT B

      FORM OF LETTER TO BE DELIVERED BY INSTITUTIONAL ACCREDITED INVESTORS


Hospira, Inc.
275 N. Field Drive
Lake Forest, Illinois 60064

LaSalle Bank National Association
Corporate Trust Services Division
135 S. LaSalle Street, Suite 1960
Chicago, IL 60603

Dear Sirs and Mesdames:

         We are delivering this letter in connection with a request to a
transfer of $      principal amount of the [ % Notes due 20 ] [ % Notes due 20 ]
(the "Securities") of Hospira, Inc., a Delaware corporation (the "Company").

     We hereby confirm that:

      (i) we are an institutional "accredited investor" within the meaning of Rule 501(a) (1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act") (an "institutional accredited investor");

      (ii) any purchase of the Securities by us will be for our own account or for the account of one or more other institutional accredited investors for which we exercise sole investment discretion;

      (iii) in the event that we purchase any of the Securities, we will acquire % Notes due 20 in an aggregate principal amount of not less than $250,000 and % Notes due 20 in an aggregate principal amount of not less than $250,000, in each case for our own account or for any separate account for which we are acting;

      (iv) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the Securities;

      (v) we are not acquiring the Securities with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act; provided that the disposition of our property and the property of any accounts for which we are acquiring Securities shall remain at all times within our and their control; and

      (vi) we have received a copy of the offering memorandum relating to the offering of the Securities and acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto, as we deem necessary in connection with our decision to purchase the Securities.

         We understand that the Securities are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Securities have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Securities, that if in the future we decide to offer, resell, pledge or otherwise transfer such Securities, such Securities may be offered, resold, pledged or otherwise transferred only (i) to the Company or any of its subsidiaries, (ii) to a person whom we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act), (iii) to a person who we reasonably believe is an institutional accredited investor within the meaning of Rule

501(a) (1), (2), (3) or (7) under the Securities Act of 1933 in a transaction in which the institutional accredited investor, prior to the transfer, furnishes to the trustee a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Securities (the form of which letter can be obtained from the trustee for the Securities) and, if requested by the Company, an opinion of counsel reasonably acceptable to the Company to the effect that the transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act,
(iv) outside the United States in a transaction in accordance with Rule 904 under the Securities Act, (v) pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if available) or (vi) pursuant to an effective registration statement under the Securities Act, in each of cases
(i) through (vi) in accordance with any applicable Securities laws of any state of the United States or any other applicable jurisdiction. We understand that, prior to any transfer referred to in clause (iii), (iv) or (v) of the preceding sentence, we must furnish to the trustee for the Securities such certifications, legal opinions and other information as the Company may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

         We acknowledge that you, the Company and others will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

     THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.


                                        ------------------------------------
                                            (Name of Transferee)


                                        By:
                                           ---------------------------------
                                           Name:
                                           Title:
                                           Address:


Date: